--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                    May 30, 1997

Dear Trust Shareholder:

      Domestic bond investors have experienced higher interest rates in the face of a resilient stock market and stronger economic growth over the past six months. However, as a pre-emptive strike at inflation, the Federal Reserve raised the Federal funds target rate one-quarter of a point at their March policy meeting.

      BlackRock expects that both production and consumption will continue to be strong in the coming months. However, the combined effects of higher interest rates and already rising consumer debt should lead to more moderate economic growth later in 1997. Despite inflation remaining relatively low, strong consumer confidence and robust industrial activity suggest that the potential for future inflation exists. Therefore, BlackRock currently maintains a cautious fundamental outlook for bonds. While we believe that one or two additional interest rate increases by the Fed may still be necessary to temper economic growth, it does not appear that 1997 will be a repeat of the dramatic rise in short term interest rates that the market witnessed in 1994.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and review the major themes that have occurred in the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.


Sincerely,


/s/ Laurence D. Fink                                 /s/ Ralph L. Schlosstein
-------------------------                            --------------------------
Laurence D. Fink                                     Ralph L. Schlosstein
Chairman                                             President

                                                                    May 30, 1997

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock North American Government Income Trust Inc. (the "Trust") for the six months ended April 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

      The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities, with at least 65% of the Trust's assets to be Canadian dollar-denominated securities (primarily Canadian provincial debt, Canadian Treasury securities and Canadian mortgage-backed securities). The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the Canadian or U.S. Governments or their agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

--------------------------------------------------------------------------------
                              4/30/97   10/31/96    CHANGE     HIGH       LOW
--------------------------------------------------------------------------------
  STOCK PRICE                 $9.875     $10.125    (2.47%)   $10.50    $9.625
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)       $11.80     $12.33     (4.30%)   $12.56    $11.68
--------------------------------------------------------------------------------
  CURRENCY EXCHANGE RATE      $0.7157    $0.7462    (4.09%)   $0.7517   $0.7134
--------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE   6.71%      6.36%      +35bp     6.97%     6.04%
--------------------------------------------------------------------------------

THE U.S. AND CANADIAN FIXED INCOME MARKETS

      Stronger economic data and accompanying inflation fears caused U.S. Treasury yields to rise for the majority of the six month period between November 1, 1996 and April 30, 1997. After reaching their lowest levels since March of 1996, Treasury yields began rising in December after Federal Reserve Chairman Alan Greenspan's mention of "irrational exuberance" in the financial markets. Data indicating continued economic strength characterized the first four months of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, tight labor markets and strong consumer confidence led the Federal Reserve to raise the Federal funds rate by 25 basis points (1/4%) at their March 25 monetary policy meeting to pre-emptively fight inflation. Hints of moderating economic growth during April proved to be a more accommodating environment for bonds, as Treasury yields fell towards month-end in response to a strong dollar, rising stock market and optimism for a balanced-budget agreement.

      For the six month period, the yield of the 10-year Treasury note rose 0.37% to end April at 6.71%. However, the 10-year's yield reached a high of 6.98% in mid-April before falling the last two weeks of the month as the likelihood decreased for another interest rate hike by the Federal Reserve at their May meeting. Over the period, spread product (bonds that offer yield spreads over Treasuries) outperformed Treasuries. In particular, the market for mortgage-backed securities ("MBS")posted good relative performance primarily due to low interest rate volatility and subdued refinancing concerns. Over the period, the MBSmarket as measured by the Lehman Mortgage Index returned 2.63% versus the Treasury market's return (measured by the Merrill Lynch 7-10 year Treasury Index)of 0.76%.

      Canadian bonds outperformed their U.S. counterparts for much of the period, as 10-year Canadian yields fell to even levels with U.S. Treasuries in late 1996. Strength in the Canadian dollar prompted Bank of Canada reductions in short term interest rates during the fourth quarter 1996. The Bank of Canada was not compelled to raise short-term rates in tandem with the March U.S. rate increase, as the Canadian economy showed signs of sufficient unemployment to ward off inflation. In March, the Canadian yield curve flattened as the market came under pressure due to a weakening of the Canadian dollar. Going forward, the Canadian market looks relatively attractive due to moderate economic growth and no real signs of inflation, but a potential interest rate increase could be on the horizon, should U.S. interest rates continue to rise. The recent call for elections in Canada on June 2, 1997 should have no medium-term impact on the Canadian market, even though modest currency fluctuation in the short-term may arise.

      For the six month period, the Trust slightly underperformed U.S. Treasuries, posting a -0.97% return versus the 0.76% total return of the Merrill Lynch 7-10 Year Treasury Index. This underperformance was largely attributable to the decline in the currency exchange rate between the U.S. and Canadian dollars. For example, the Canadian dollar was worth nearly $0.75 U.S. dollars on October 31, 1996; at the end of April 1997, the exchange rate was less than $0.72 U.S. dollars.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total Portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury; this means that for a given change in interest rates, the movement in the Trust's NAV can be expected to approximate the price movement of the 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. The Trust's Canadian exposure has generally remained between 65% and 75% of the portfolio's assets; however, this allocation may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar. The following chart compares the Trust's current and October 31, 1996 asset composition.

--------------------------------------------------------------------------------
         COMPOSITION                        APRIL 30, 1997     OCTOBER 31, 1996
--------------------------------------------------------------------------------
       Canadian Portfolio Allocation              66%                 76%
--------------------------------------------------------------------------------
       Canadian Government Securities             14%                 15%
--------------------------------------------------------------------------------
       Ontario                                    10%                 19%
--------------------------------------------------------------------------------
       Canadian Corporate Bonds                    7%                  --
--------------------------------------------------------------------------------
       Canadian Mortgages                          6%                  8%
--------------------------------------------------------------------------------
       Quebec                                      5%                  7%
--------------------------------------------------------------------------------
       New Brunswick                               5%                  5%
--------------------------------------------------------------------------------
       Saskatchewan                                4%                  6%
--------------------------------------------------------------------------------
       British Columbia                            4%                  6%
--------------------------------------------------------------------------------
       New Foundland                               3%                  3%
--------------------------------------------------------------------------------
       Manitoba                                    3%                  3%
--------------------------------------------------------------------------------
       Nova Scotia                                 3%                  2%
--------------------------------------------------------------------------------
       Prince Edward Island                        2%                  2%
--------------------------------------------------------------------------------
       U.S. PORTFOLIO ALLOCATION                  34%                 24%
--------------------------------------------------------------------------------
       FHA Project Loans                           7%                  7%
--------------------------------------------------------------------------------
       Agency Multiple Class Mortgage
         Pass-Throughs                             6%                  4%
--------------------------------------------------------------------------------
       Adjustable Rate Mortgage Securities         5%                  1%
--------------------------------------------------------------------------------
       Stripped Mortgage-Backed Securities         5%                  5%
--------------------------------------------------------------------------------
       Non-Agency Multiple Class Mortgage
         Pass-Throughs                             4%                  3%
--------------------------------------------------------------------------------
       U.S. Government Securities                  4%                  --
--------------------------------------------------------------------------------
       Agency Mortgage Pass-Throughs               3%                  4%
--------------------------------------------------------------------------------

      Over the past six months, the Trust's Canadian dollar exposure has remained fairly constant between 65%-75% of total portfolio assets. This allocation was predicated upon the Canadian bond market's strong performance and excellent fundamental factors (particularly fiscal and political), which suggested further strength. The major shifts within the Trust's Canadian holdings were a reduction in Canadian mortgage-backed securities (MBS)and provincial bonds and an increase in investment grade corporate bonds. As a relative value manager, BlackRock seeks to overweight sectors which we believe offer the best potential total returns and underweight sectors which have already posted good returns. For example, the shift away from Canadian provincial bonds was a recognition of their excellent performance, which resulted in their historical yield advantage over comparable maturity U.S. bonds dramatically decreasing. The sale of provincials raised cash to invest in corporate bonds, which offered the Trust an opportunity to increase its income earning potential.

      In the U.S. Portion of the portfolio, the Trust's main emphasis was on selecting well-structured MBSin an attempt to enhance the Trust's income. One area of emphasis for the Trust was the collateralized mortgage obligation (CMO) sector, which has recently experienced a significant increase in new issuance. Much of this new issuance is a result of increased demand from financial institutions (such as banks and insurance companies), which could bode well for the future performance of all U.S. mortgage securities.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800)227-7BFM(7236)if you have specific questions which were not addressed in this report.


/s/ Robert S. Kapito                        /s/ Michael P. Lustig
------------------------------              ------------------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Principal and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                   BNA
--------------------------------------------------------------------------------
Initial Offering Date:                                        December 20, 1991
--------------------------------------------------------------------------------
Closing Stock Price as of April 30, 1997:                          $9.875
--------------------------------------------------------------------------------
Net Asset Value as of April 30, 1997:                              $11.80
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of April 30, 1997 ($9.875)1:        8.51%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                            $0.07
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                         $0.84
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2  The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
  S&P/  PRINCIPAL
 MOODYS  AMOUNT                                                 VALUE
RATINGS*  (000)         DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------

                  LONG-TERM INVESTMENTS--126.9%
                  UNITED STATES SECURITIES--42.5%
                  MORTGAGE PASS-THROUGHS--12.7%
                  Federal Home Loan Mortgage
                   Corporation,
       $ 9,564     6.50%, 04/01/26 - 1/01/99 .............   $ 9,037,386
                  Federal Housing Administration,
                  GMAC,
         2,220     Series 37, 7.43%, 5/01/22 .............     2,232,561
         1,355     Series 44, 7.43%, 8/01/22 .............     1,363,955
         1,685     Series 59, 7.43%, 7/01/21 .............     1,691,016
           739     Series 65, 7.43%, 2/01/23 .............       742,040
                  Merrill,
         3,000     Series 29, 7.43%, 10/01/20 ............     3,011,086
        25,092     Series 42, 7.43%, 9/01/22 .............    25,217,836
         2,289     Reilly, Series B-11, 7.40%, 4/01/21 ...     2,299,821
                  Westmore Project 8240,
         2,360     7.25%, 04/01/21 .......................     2,360,035
                  Government National Mortgage
                   Association,
         3,967     6.00%, 3/15/09, 15 year ...............     3,785,685
         2,616     8.00%, 6/15/25 - 11/15/25 .............     2,652,226
                                                             -----------
                                                              54,393,647
                                                             -----------
                  MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--18.0%
AAA     15,352    Community Program Loan Trust,
                   Collaterlized Mortgage Obligation,
                   Series 1987-A, Class A4, 10/01/18 .....    13,020,275
                  Countrywide Funding Corporation,
Aaa      3,240     Series 1993- 7, Class 7-AS3,
                    11/25/23 .............................     2,704,632
AAA      1,696     Series 1993-10, Class 10-A8,
                    1/25/24 ..............................     1,355,417
                  Federal Home Loan Mortgage
                   Corporation, Multiclass Mortgage
                   Participation Certificates,
         7,670     Series 120, Class 120-H, 2/15/21 ......     7,976,403
        12,810     Series 1353, Class 1353-S,
                    8/15/07 (ARM) ........................     1,473,110
         7,670     Series 1379, Class 1379-P,
                    8/15/18 (I), .........................       837,677
         1,033@    Series 1530, Class 1530-OA,
                    6/15/23 (ARM) ........................       633,941
         1,406     Series 1609, Class 1609-LN,
                    11/15/23 (ARM) .......................     1,027,672
         8,335     Series 1620, Class 1620-S,
                    11/15/23 (ARM) .......................     5,693,903
         6,298     Series 1673, Class 1673-SC,
                    10/15/22 (ARM) .......................     4,644,964
         5,815     Series 1675, Class 1675-SC,
                    2/15/24 (ARM) ........................     4,580,297
         2,201     Series 1857, Class 1857-PB,
                    12/15/08 .............................     1,713,811
                  Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         7,597+    Trust 1989-90, Class 90-E, 12/25/19 ...     7,962,436
         1,390     Trust G1993-27, Class 27-SE,
                    8/25/23 (ARM) ........................       605,349
         1,404     Trust 1993-44, Class 44-K,
                    10/25/22 .............................     1,382,344
         1,233     Trust 1993-120, Class 120-SN,
                    7/25/23 (ARM) ........................       739,097
           760     Trust 1993-139, Class 139-SY,
                    8/25/23 (ARM) ........................       512,267
         1,889     Trust 1993-183, Class 183-SE,
                    10/25/23 .............................     1,310,354
         1,862     Trust 1993-201, Class 201-SC,
                    10/25/23 (ARM) .......................     1,293,048
         3,196     Trust 1993-210, Class 210-A,
                    1/25/23 ..............................     2,833,183
         2,351     Trust 1993-224, Class 224-SE,
                    11/25/23 (ARM) .......................     1,613,051
         4,550     Trust 1994-59, Class 59-SB,
                    3/25/24 (ARM) ........................     2,206,973
         4,159     Trust 1995-10, Class 10-B,
                    3/25/24 ..............................     3,627,677
         2,100     Trust 1996-14, Class 14-M, 10/25/2 ....    11,671,469
         1,193     Trust 1996-47, Class 47-SC,
                    3/25/26 (ARM) ........................     1,181,250
         3,900     Trust 1997-30, Class 30-I,
                    1/25/23 (I) ..........................     1,204,125
AAA      3,000    ML Trust XXXVI Collateralized
                   Mortgage Obligation, Series 36,
                   Class D, 11/01/18 .....................     3,193,500
                                                             -----------
                                                              76,998,225
                                                             -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  S&P/  PRINCIPAL
 MOODYS  AMOUNT                                                 VALUE
RATINGS*  (000)         DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------

                  STRIPPED MORTGAGE-BACKED
                   SECURITIES--7.1%
                  Federal Home Loan Mortgage
                   Corporation,
       $ 8,179     Series 1254, Class 1254-Z,
                    4/15/22 (I/O) ........................   $ 2,549,213
         7,500     Series 1434, Class1434-M,
                    12/15/22 (I/O) .......................     4,947,000
         4,384     Series 1570, Class 1570-C,
                    8/15/23 (P/O) ........................     2,047,986
         5,620     Series 1571, Class 1571-E,
                    8/15/23 (P/O) ........................     2,500,711
                  Federal National Mortgage Association,
                  REMIC Pass-Through Certificates,
         4,201@    Trust 116, Class 116-2,
                    1/01/17 (I/O) ........................     1,294,466
        10,386     Trust G-233, Class 2, 8/01/23 (I/O) ...     3,617,276
         7,971     Trust 267, Class 1, 10/01/24 (P/O) ....     5,513,785
         2,000     Trust G1992-5, Class 5-E,
                    1/25/22 (I/O) ........................     1,074,892
         1,700     Trust 1992-48, Class 48-J,
                    4/25/07 (I/O) ........................       690,915
         2,627     Trust 1994-22, Class 22-E,
                    1/25/24  (P/O) .......................     1,653,900
         3,321     Trust 1996-38, Class 38-E,
                    8/15/23, (P/O) .......................     1,290,875
        47,121     Trust 1996-43, Class 43-SA,
                    10/25/03 (I/O) .......................     1,472,531
         2,000     Trust 1996-66, Class 66-AB,
                    1/25/24 (P/O) ........................     1,220,000
Aaa      4,313    G. E. Capital Mortgage Services,
                   Trust 1993-13, Class A2,
                    10/25/08 (I/O) .......................       254,710
                                                             -----------
                                                              30,128,260
                                                             -----------
                  U.S GOVERNMENT SECURITIES--4.7%
         3,697    Small Business Administration,
                   Series 1996- 20 K,
                    6.95%, 11/01/16 ......................     3,638,059
                  U.S. Treasury Notes,

        15,651+    3.375%, 1/15/07 (TIPS) ................    15,401,479
           150     6.50%, 5/31/01 ........................       149,789
           610     7.25%, 8/15/04 ........................       629,636
                                                             -----------
                                                              19,818,963
                                                             -----------
                  Total United States Securities
                   (cost $182,007,747) ...................   181,339,095
                                                             -----------
                  CANADIAN SECURITIES--84.4%
                  CORPORATE BONDS--8.7%
AA-   C$ 4,500    Canadian Imperial Bank Commerce,
                   8.50%, 2/05/07 ........................     3,468,028
Aa3     15,000    Canadian Imperial Bank, Toronto,
                   8.15%, 4/25/11 ........................    11,660,702
A+      10,000    Ford Credit Canada Limited,
                   5.66%, 11/19/01 .......................     6,979,241
AA    C$17,500    Navigation Canada, Series 97-1,
                   6.45%, 6/01/04 ........................    12,435,773
AA       3,500    Vancouver International Airport
                   Authority, Series A,
                   6.55%, 12/07/06 .......................    2,437,974
                                                            -----------
                  Total Canadian Corporate Bonds             36,981,718
                                                            -----------
                  CANADIAN MORTGAGES--8.2%
                  Conduit for Mortgage Obligation,
         9,000     6.95%, 9/01/98 ........................    6,592,484
        10,178     8.25%, 5/01/98 ........................    7,434,822
        24,081    NHA Mortgage Backed Securities
                   Corporation, Household Trust,
                   7.75%, 6/01/99 ........................   17,880,737
                  Shoppers,
           811     9.125%, 4/01/02 .......................      622,289
         3,356     9.125%, 5/01/02 .......................    2,588,526
                                                             ----------
                  Total Canadian Mortgages                   35,118,858
                                                             ----------
                  CANADIAN GOVERNMENT SECURITIES--18.3%
                  CANADIAN TREASURY NOTES,
        40,918++   4.25%, 12/01/26 .......................   29,319,340
        13,500     7.25%, 6/01/07 ........................   10,067,502
        15,000+    7.50%, 9/01/00 ........................   11,329,349
        35,575+    8.50%, 3/01/00 ........................   27,486,462
                                                            -----------
                  Total Canadian Government
                   Securities ............................   78,202,653
                                                            -----------

                  CANADIAN PROVINCIAL SECURITIES--49.2%
                  BRITISH COLUMBIA--5.4%
        25,000    British Columbia Province,
                   8.50%, 8/23/13 ........................   20,091,267
         4,000    Municipal Finance Authority,
                   7.75%, 12/01/05 .......................    3,056,263
                                                             ----------
                                                             23,147,530
                                                             ----------
                  MANITOBA--3.5%
         3,000    City of Winnipeg,
                   9.375%, 2/11/13 .......................    2,538,296
        15,000    Manitoba Province,
                   9.375%, 11/15/04 ......................   12,521,832
                                                            -----------
                                                             15,060,128
                                                            -----------
                  NEW BRUNSWICK--6.3%
                  New Brunswick Province,
         5,000     7.50%, 12/15/05 .......................    3,767,001
        13,000     7.625%, 7/14/00 .......................    9,769,077
        14,600     10.125%, 10/31/11 .....................   13,298,332
                                                            -----------
                                                             26,834,410
                                                            -----------
                  NEWFOUNDLAND--4.3%
        23,000    Newfoundland Province,
                   8.45%, 2/05/26 ........................   18,225,483
                                                            -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  S&P/  PRINCIPAL
 MOODYS  AMOUNT                                                 VALUE
RATINGS*  (000)         DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------

                  NOVA SCOTIA--3.1%
      C$15,000++  Nova Scotia Province,
                   9.60%, 1/30/22 ........................$  13,360,630
                                                          -------------
                  ONTARIO--13.4%
        10,000    Hamilton Wentworth Regional
                   Municipality,
                   7.00%, 6/06/01 ........................    7,397,280
                  Ontario Province,
         8,500     7.50%, 1/19/06 ........................    6,398,425
        25,000++   8.10%, 9/08/23 ........................   19,443,450
        20,000     9.75%, 10/29/01 .......................   16,259,127
        10,000    Toronto Metropolitan Municipality,
                   7.75%, 12/01/05 .......................    7,601,646
                                                          -------------
                                                             57,099,928
                                                          -------------
                  PRINCE EDWARD ISLAND--2.4%
        13,000++  Prince Edward Island Province,
                   8.50%, 10/27/15 .......................   10,329,277
                                                          -------------
                  QUEBEC--6.3%
                  Hydro Quebec,
        18,600++   10.25%, 5/15/03 .......................   14,053,185
         7,250     10.75%, 3/27/04 .......................    5,487,580
        10,000    Quebec Province,
                   7.50%, 12/01/03 .......................    7,473,157
                                                          -------------
                                                             27,013,922
                                                          -------------
                  SASKATCHEWAN--4.5%
                  Saskatchewan Province,
        20,000++   7.50%, 12/19/05 .......................   15,106,657
         5,000     11.00%, 1/09/01 .......................    4,180,601
                                                          -------------
                                                             19,287,258
                                                          -------------
                  TOTAL CANADIAN PROVINCIAL SECURITIES ...  210,358,566
                                                          -------------
                  Total Canadian Securities
                   (cost $360,156,928) ...................  360,661,795
                                                          -------------
                  Total Long-Term Investments
                   (cost $542,164,675) ...................  542,000,890
                                                          -------------
                  SHORT-TERM INVESTMENT--01%
                  REPURCHASE AGREEMENT
         $ 160    State Street Bank and Trust Co.,
                   5.15% dated 4/30/97, due
                   5/1/97 in the amount of
                   $160,023 (collateralized by
                   $165,000 United States
                   Treasury Note, 5.75%, due
                   12/31/98, value including
                   accrued interest
                   $167,080)
                   (cost $160,000) .......................      160,000
                                                          -------------
                  PUT OPTIONS PURCHASED--0.1%
        25,000    Interest Rate Swap,
                   3 month Libor Minus 8.5%, 6/15/11
                   expiring 6/15/01
                   (cost $547,500) .......................      515,223
                                                          -------------
                  Total Short-Term Investments
                   (cost $707,500) .......................      675,223
                                                          -------------
                  Total Investments, before investment
                   sold short--127.1%
                   (cost $542,872,175) ...................  542,676,113
                                                          -------------
        PRINCIPAL
         AMOUNT
          (000)
       ----------

                  INVESTMENTS SOLD SHORT--(6.0%)
       $ 5,700    United States Treasury Bonds,
                   6.75%, 8/15/26 ........................   (5,515,662)
                  United States Treasury Notes,
         2,500     6.25%, 10/31/01 .......................   (2,469,525)
           550     6.50%, 10/15/06 .......................     (540,975)
        17,000     7.00%, 7/15/06 ........................  (17,286,790)
                                                          -------------

                   (PROCEEDS $26,192,224)                   (25,812,952)
                                                          -------------
                  Total Investments Net of
                   Investments Sold Short--121.0% ........  516,863,161
                  Liabilities in excess of other
                   assets--(21.0%) .......................  (89,785,589)
                                                          -------------
                  NET ASSETS--100% ....................... $427,077,572
                                                          =============

--------------------------------------------------------------------------------

                             KEY TO ABBREVIATIONS
               ARM -- Adjustable Rate Mortgage.
               CMO -- Collateralized Mortgage Obligation.
                 I -- Denotes a CMO with  interest  only  characteristics.
               I/O -- Interest Only.
               P/O -- Principal Only.
             REMIC -- Real Estate Mortgage Investment Conduit.
              TIPS -- Treasury Inflation Protection Securities.

--------------------------------------------------------------------------------

   *  Using the higher of Standard & Poor's or Moody's Rating.
   + (Partial) principal amount pledged as collateral for reverse repurchase agreements.
  ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
   @ Entire principal amount pledged as collateral for futures transactions.

See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $542,872,175) (Note 1) ..  $542,676,113
Canadian dollars, at value (cost $1,728,757) ........     2,317,147
Deposits with brokers for securities sold short .....    25,907,188
Receivable for investments sold .....................    20,936,305
Interest receivable .................................    10,824,049
Interest rate caps, at value (cost $2,536,000)
   (Notes 1 & 3) ....................................     2,647,370
Forward currency contracts--amount receivable
   from counterparties ..............................        50,330
                                                      -------------
                                                        605,358,502
                                                      -------------


LIABILITIES
Reverse repurchase agreements (Note 4) ..............   147,824,940
Investments sold short, at value
   (proceeds $26,192,224) ...........................    25,812,952
Dollar roll payable .................................     2,622,317
Interest payable ....................................       513,548
Bank overdraft ......................................       486,331
Other accrued expenses ..............................       307,769
Advisory fee payable (Note 2) .......................       209,779
Dividends payable ...................................       197,956
Due to broker-variation margin ......................       155,812
Unrealized depreciation on forward swap
   (Notes 1 &3) .....................................        92,157
Administration fee payable (Note 2) .................        34,963
Payable for investments purchased ...................        22,406
                                                       ------------
                                                        178,280,930
                                                       ------------
NET ASSETS                                              427,077,572
                                                       ------------
Net assets were comprised of:
   Common stock, at par (Note 5) ....................       362,071
   Paid-in capital in excess of par .................   443,708,250
                                                       ------------
                                                        444,070,321
   Undistributed net investment income ..............     1,483,221
   Accumulated net realized loss on investments .....   (18,373,754)
   Net unrealized appreciation on investments .......    12,879,724
   Accumulated net realized and unrealized
     foreign currency loss ..........................   (12,981,940)
                                                       ------------
   Net assets, April 30, 1997                          $427,077,572
                                                       ============
Net asset value per share:
   ($427,077,572 / 36,207,093 shares of
   common stock issued and outstanding)                      $11.80
                                                             ======

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
Interest (net of premium amortization of
   $3,257,446 and net of interest expense of
   $3,408,965) .................................  $18,941,531
                                                  -----------
Expenses
   Investment advisory .........................    1,309,829
   Administration ..............................      218,305
   Reports to shareholders .....................      174,000
   Custodian ...................................      154,000
   Audit .......................................       42,000
   Directors ...................................       36,000
   Transfer agent ..............................       20,000
   Miscellaneous ...............................      102,251
                                                  -----------
     Total operating expenses ..................    2,056,385
                                                  -----------
   Net investment income .......................   16,885,146
                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTE 3)
Net realized gain (loss) on:
   Investments .................................   41,309,141
   Futures .....................................      366,295
   Short sales .................................       (4,875)
   Foreign currency ............................     (341,543)
                                                  -----------
                                                   41,329,018
                                                  -----------
Net change in unrealized appreciation
   (depreciation) on:
   Investments .................................  (46,766,654)
   Futures .....................................    1,013,140
   Short sales .................................      430,041
   Foreign currency ............................  (17,000,791)
                                                  -----------
                                                  (62,324,264)
                                                  -----------
Net loss on investments and foreign currency
   transactions ................................  (20,995,246)
                                                  -----------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS ......................  ($4,110,100)
                                                  ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
(INCLUDING FOREIGN CURRENCY)
Cash flows provided by operating activities:
   Interest received ................................. $ 25,604,231
   Operating expenses paid ...........................   (2,168,163)
   Interest expense paid on reverse repurchase
     agreements ......................................   (3,152,151)
   Proceeds from disposition of short-term portfolio
     investments including options, net ..............  221,094,890
   Purchases of long-term portfolio investments ...... (476,073,050)
   Proceeds from disposition of long-term
     portfolio investments ...........................  315,194,288
Variation margin on futures ..........................    1,351,876
                                                       ------------
   Net cash flows provided by operating activities ...   81,851,921
                                                       ------------
Cash flows used for financing activities:
   Decrease in reverse repurchase agreements .........  (69,309,781)
   Cash dividends paid ...............................  (15,239,057)
                                                       ------------

   Net cash flows used for financing activities ......  (84,548,838)
                                                       ------------
Net realized and unrealized foreign currency .........   (2,133,566)
                                                       ------------
Net decrease in cash .................................   (4,830,483)
Cash at beginning of period ..........................    6,661,299
                                                       ------------
Cash at end of period ................................    1,830,816
                                                       ============

RECONCILIATION OF NET DECREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS (INCLUDING FOREIGN
CURRENCY) PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations . $ (4,110,100)
                                                       ------------
Decrease in investments ..............................  240,167,212
Net realized gain ....................................  (41,329,018)
Decrease in unrealized appreciation ..................   62,324,264
Increase in deposits with brokers as
   collateral for investments sold short .............  (23,354,063)
Increase in interest receivable ......................       (3,711)
Decrease in receivable for investments sold ..........   22,144,682
Decrease in receivable for forward
   currency contracts ................................      449,776
Increase in appreciation on interest rate swaps ......   (3,773,787)
Decrease in other assets .............................        1,659
Decrease in variation margin payable .................      (27,559)
Decrease in payable for investments purchased ........ (187,614,267)
Decrease in dollar roll payable ......................   (4,940,510)
Increase in depreciation on interest rate cap ........   (1,601,468)
Increase in unrealized depreciation
   on forward swap ...................................       92,157
Increase in payable for securities sold short ........   23,283,277
Increase in interest payable .........................      256,814
Increase in accrued expenses and other liabilities ...     (113,437)
                                                       ------------
   Total adjustments .................................   85,962,021
                                                       ------------
Net cash flows provided by operating activities ...... $ 81,851,921
                                                       ============




--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE)                           SIX MONTHS               YEAR
IN NET ASSET                                     ENDED                ENDED
                                               APRIL 30,            OCTOBER 31,
                                                 1997                  1996
                                             -----------            -----------


Operations:

   Net investment income ................   $ 16,885,146           $ 33,758,567

   Net realized gain on investments,
     futures, short sales
     and foreign currency
     transactions .......................     41,329,018              9,267,771

   Net change in unrealized
     appreciation/depreciation
     on investments, futures, short
     sales, and foreign
     currency ...........................    (62,324,264)            23,957,473
                                           -------------           ------------

   Net increase (decrease) in net
     assets resulting from
     operations .........................     (4,110,100)            66,983,811

Dividends and distributions:

   Dividends from net investment
     income .............................    (15,206,773)           (10,532,288)

   Return of capital distributions ......             --            (21,352,044)
                                            ------------           ------------

   Total increase (decrease) ............    (19,316,873)            35,099,479


NET ASSETS

   Beginning of period ..................    446,394,445            411,294,966
                                            ------------           ------------
   End of period ........................   $427,077,572           $446,394,445
                                            ============           ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  SIX MONTHS               YEAR ENDED OCTOBER 31,            DECEMBER 27, 1991*
                                                     ENDED        _________________________________________       THROUGH
                                                 APRIL 30, 1997   1996        1995        1994       1993    OCTOBER 31, 1992
                                                 --------------   ----        ----        ----       ----    -----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........  $  12.33     $ 11.36    $  10.07     $  12.34   $  13.13     $  14.10
                                                  --------     -------    --------     --------   --------     --------
   Net investment income (net of interest
     expense of $.09, $.41, $.35, $.26, $.20,
     and $.14, respectively) ...................       .47         .93         .89         1.09       1.21         1.03
   Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions ..............................      (.58)        .92        1.37        (2.28)      (.80)        (.99)
                                                  --------     -------    --------     --------   --------     --------
Net increase (decrease) from investment
   operations ..................................      (.11)       1.85        2.26        (1.19)      .41          .04
                                                  --------     -------    --------     --------   --------     --------
Less dividends and distributions:
   Dividends from net investment income ........      (.42)       (.29)         --        (1.03)     (1.20)        (.98)
   Return of capital distributions .............        --        (.59)       (.97)        (.05)        --           --
                                                  --------     -------    --------     --------   --------     --------
       Total dividends and distributions .......      (.42)       (.88)       (.97)       (1.08)     (1.20)        (.98)
                                                  --------     -------    --------     --------   --------     --------
Capital charge with respect to issuance of
   shares ......................................        --          --          --           --         --         (.03)
                                                  --------     -------    --------     --------   --------     --------
Net asset value, end of period** ...............  $  11.80     $ 12.33    $  11.36     $  10.07   $  12.34     $  13.13#
                                                  --------     -------    --------     --------   --------     --------
Per share market value, end of period** ........  $  9 7/8     $10 1/8    $ 10 1/8     $  9 1/8   $ 12 7/8     $ 13 1/2
                                                  ========     =======    ========     ========   ========     ========
TOTAL INVESTMENT RETURN+ .......................     1.67%        9.48%     22.88%      (21.62%)     4.68%        2.40%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses (a) .........................      .94%+++      .97%       .96%        1.01%       .98%         .90%+++
Net investment income ..........................     7.76%+++     8.24%      8.58%        9.92%      9.72%        9.09%+++
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..............  $438,937    $409,644    $374,975     $397,651   $452,740     $482,326
Portfolio turnover .............................       48%        151%         78%          70%       155%         314%
Net assets, end of period (in thousands) .......  $427,078    $446,394    $411,295     $364,749   $446,614     $475,220
Reverse repurchase agreements outstanding,
   end of period (in thousands) ................  $147,825    $217,135    $202,703     $142,450   $201,122     $219,362
Asset coverage++ ...............................  $  3,889    $  3,056    $  3,028     $  3,561   $  3,221     $  3,166

---------------
   * Commencement of investment operations.
  ** NAV and market value  published in The Wall Street  Journal each Monday.
   # Net asset  value  immediately  after  closing of first  public  offering was $14.07.
 (a) The ratios of operating expenses, including interest expense, to average net assets were 2.51%, 4.63%, 4.34%, 3.36%, 2.55% and 2.11% for the periods indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.
 +++ Annualized.
The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING          The BlackRock North American Government Income Trust
POLICIES                    Inc.,  (the "Trust"),  a  Maryland  corporation,  is
                            a     non-diversified,     closed-end     management
investment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

SECURITIES VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

   Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (The Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Trust.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities--at the New York City noon rates of exchange.

     (ii) purchases and sales of investment securities,  income and expenses--at
     the  rates  of  exchange   prevailing  on   the  respective  dates  of such
     transactions.

   The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

   Net realized and unrealized foreign exchange losses of $17,342,334 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, maturities of reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.
   The exchange rate for the Canadian dollar at April 30, 1997 was US$0.7157 to C$1.00.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss,unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time. Mortgage swaps combine the fixed/floating concept with an amortizing feature that is indexed to mortgage securities. Scheduled amortization and prepayments on the index pools reduce the notional amount.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

   INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.
   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

   No provision has been made for United States income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to
distribute   all  of  its  taxable   income  to   shareholders.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly from net investment income, realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the six months ended April 30, 1997 the Trust decreased undistributed net investment income by $195,152 increased accumulated net realized losses on investments by $48,353, and decreased accumulated net realized and unrealized foreign currency losses by $243,505 for realized foreign currency losses incurred during the six months ended April 30, 1997. Net investment income, net realized gains and net assets were not affected by this change.

DEFERRED ORGANIZATION EXPENSES: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS            The Trust has  an  Investment  Advisory  Agreement
                              with  BlackRock Financial  Management,  Inc.  (the
                              "Adviser"),   a  wholly-owned corporate subsidiary
of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES AND                other  than  short-term  investments, for  the six
OTHER INVESTMENTS             months   ended    April   30,   1997    aggregated
$286,601,773  and  $381,352,785, respectively.

The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments willgenerally exceed 5% of its portfolio assets. At April 30, 1997, the Trust did not hold securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The United States federal income tax basis of the Trust's investments at April 30, 1997 was $530,169,407, and accordingly, net unrealized appreciation for federal income tax purposes was $12,506,706 (gross unrealized appreciation- $18,795,290; gross unrealized depreciation-$6,288,584).

   For federal income tax purposes, the Trust had a capital loss carryforward as of October 31, 1996 of approximately $61,126,700 of which approximately $7,191,000 will expire in 2000, approximately $11,408,000 will expire in 2001, approximately $32,751,000 will expire in 2002, approximately $5,519,200 will expire in 2003 and approximately $4,257,500 will expire in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of open financial futures contracts at April 30, 1997 are as follows:

                              VALUE AT      VALUE AT     UNREALIZED
NUMBER OF         EXPIRATION   TRADE       APRIL 30,   APPRECIATION/
CONTRACTS TYPE        DATE      DATE          1997     (DEPRECIATION)
--------  ----    ---------- ---------     ---------   --------------
  Short positions:
 313     30 yr.
       U.S. T-Bond June '97  $ 34,146,967  $34,205,031  $ (58,064)
 112     10 Yr.
       U.S. T-Note June '97    11,856,636   11,980,500   (123,864)
  50   Eurodollar  June '97    11,775,988   11,758,750     17,238
  45   Eurodollar  Sept. '97   10,584,281   10,560,938     23,343
  45   Eurodollar  Dec. '97    10,563,514   10,533,375     30,139
  40   Eurodollar  Mar. '98     9,382,790    9,351,000     31,790
  40   Eurodollar  June '98     9,372,790    9,339,000     33,790
  35   Eurodollar  Sept. '98    8,193,520    8,163,750     29,770
  35   Eurodollar  Dec. '98     8,183,004    8,155,000     28,004
                             ------------ ------------   --------
                             $114,059,490 $114,047,344   $ 12,146
                             ============ ============   ========
  Long positions:
          5 yr.
  25   U.S. T-Note June  '97 $  2,669,644 $  2,632,031   $(37,613)
                             ============ ============   ========

Details of open forward currency contracts at April 30, 1997 are as follows:

                           VALUE AT      VALUE AT    UNREALIZED
SETTLEMENT   CONTRACT     SETTLEMENT     APRIL 30,  APPRECIATION/
   DATE     TO RECEIVE       DATE          1997    (DEPRECIATION)
 ---------  ----------    ----------   ----------- --------------
Purchase:
  5/21/97   C$91,000,000  $65,186,247  $65,236,577    $50,330
                          ===========  ===========    =======

   The Trust entered into two interest rate caps. Under both agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for both agreements. Details of the caps are as follows:

NOTIONAL                                                  VALUE AT
 AMOUNT     FLOATING      FIXED  SETTLEMENT  TERMINATION  APRIL 30,  TRANSACTION
 (000)        RATE        RATE     DATE        DATE          1997       FEE
--------  -----------     ----- -----------  -----------  ---------  -----------
$25,000    3 month LIBOR  6.00%   2/19/97     2/19/02    $1,045,902  $  806,000
$50,000    3 month LIBOR  7.00%   4/18/98     4/18/03    $1,601,468  $1,730,000

   The Trust entered into a forward swap with a notional amount of $7,727,000 which settles on June 13, 2001. Under the agreement, the Trust will receive a fixed rate of 7.235% and will pay a floating rate. The swap terminates on June 15, 2011 and at April 30, 1997 had unrealized depreciation of $92,157.

NOTE 4. BORROWINGS          REVERSE REPURCHASE AGREEMENTS: The Trust enters into
                            reverse repurchase agreements  with qualified, third
                            party broker-dealers as determined by and under  the
direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average monthly balance of United States reverse repurchase agreements outstanding during the six months ended April 30, 1997 was approximately
$14,607,000 at a weighted average interest rate of approximately 5.56%. Also, the average monthly balance of Canadian reverse repurchase agreements outstanding during the six months ended April 30, 1997 was approximately C$216,461,000, at a weighted average interest rate of approximately 3.13%. The maximum amount of United States reverse repurchase agreements outstanding at any month-end during the period was $32,044,313 as of February 28, 1997, which was 5.3% of total assets. The maximum amount of Canadian reverse repurchase agreements outstanding at any month-end during the period was approximately, C$347,377,101 as of March 31, 1997, which was 31.5% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the six months ended April 30, 1997 was approximately $2,626,313. The maximum amount of dollar rolls outstanding at any month-end during the period was $2,646,000 as of April 30, 1997, which was .4% of total assets.

NOTE 5. CAPITAL         There are 200 million shares of $.01  par  value  common
                        stock    authorized.    Of   the    36,207,093    shares
                        outstanding  at October 31,  1996,  the  Adviser  owned
                        7,093  shares.

NOTE 6. DISTRIBUTIONS   Subsequent to April 30, 1997, the Board of  Directors of
                        the Trust declared dividends from undistributed earnings of $0.07 per share payable May 30, 1997 to shareholders of record on May 15, 1997.

--------------------------------------------------------------------------------
               THE BLACKROCK NORTH AMERICAN GOVERNMENT TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank &Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock FinancialManagement at
(800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.
      The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:
      (1)To elect three Directors as follows:
         DIRECTOR                       CLASS             TERM          EXPIRING
         -------                        -----             -----         --------
         Frank J.Fabozzi .............    II              3 years         2000
         Ralph L.Schlosstein .........    II              3 years         2000
         Walter F. Mondale ...........    II              3 years         2000

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Kent Dixon, Laurence D. Fink, Richard E. Cavanagh, James Grosfeld, and James Clayburn La Force, Jr.

      (2)To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1997.

         Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                            VOTES FOR  VOTES AGAINST ABSTENTIONS
                                           ----------  ------------- -----------
         Frank J. Fabozzi ................ 23,695,193         0       530,747
         Ralph L.Schlosstein ............. 23,696,252         0       529,688
         Walter F. Mondale ............... 23,656,603         0       569,338
         Ratification of Deloitte &
           Touche LLP .................... 23,697,218     322,326     206,376

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of high grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $48 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American stock exchanges, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "A2" by Moody's, or securities which BlackRock deems as of comparable quality. Under current market conditions, it is expected that the percentage of the Trust's assets invested in Canadian dollar-denominated securities will be between 65% and 75%. Examples of types of securities in which the Trust may invest include Canadian and U.S. government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and other debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, U.S. government securities, securities backed by U.S. government agencies (such as residential mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage-backed securities.

WHAT IS THE  ADVISER'S  INVESTMENT  STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the asset of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Adviser has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Adviser will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interest of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest a portion of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                    GLOSSARY

--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED
SECURITIES (ARMS):

Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:

Securities backed by various types of receivables such as automobile and credit card receivables.

CANADIAN MORTGAGE   SECURITIES:

Canadian Mortgage instruments which are guaranteed by the Canadian Mortgage Housing Corporation (CMHC), a federal agency backed by the full faith and credit of the Canadian Government.

CLOSED-END FUND:

Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):

Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:

When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:

This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA:

Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:

Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:

Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:

Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:

Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES    (I/O):

Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

MARKET PRICE:

Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:

A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE  PASS-THROUGHS:

Mortgage-backed  securities  issued by Fannie  Mae,  Freddie  Mac or Ginnie Mae.

MULTIPLE-CLASS  PASS-THROUGHS:

Collateralized  Mortgage Obligations.

NET  ASSET  VALUE  (NAV):

Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES  (P/O):

Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

PROJECT LOANS:

Mortgages for multi-family, low- to middle-income housing. PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

RESIDUALS:

Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE AGREEMENTS:

In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED  MORTGAGE  BACKED  SECURITIES:

Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distribution from underlying mortgage-backed securities. IO's and PO's are examples of STRIPS.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                                        MATURITY
PERPETUAL TRUSTS                                          STOCK SYMBOL    DATE
----------------                                          ------------  --------
The BlackRock Income Trust Inc.                                 BKT        N/A
The BlackRock North American Government Income
   Trust Inc.                                                   BNA        N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                              BBT       12/98
The BlackRock 1999 Term Trust Inc.                              BNN       12/99
The BlackRock Target Term Trust Inc.                            BTT       12/00
The BlackRock 2001 Term Trust Inc.                              BLK       06/01
The BlackRock Strategic Term Trust Inc.                         BGT       12/02
The BlackRock Investment Quality Term Trust Inc.                BQT       12/04
The BlackRock Advantage Term Trust Inc.                         BAT       12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.       BCT       12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                        MATURITY
PERPETUAL TRUSTS                                          STOCK SYMBOL    DATE
----------------                                          ------------  --------
The BlackRock Investment Quality Municipal Trust Inc.           BKN        N/A
The BlackRock California Investment Quality Municipal
   Trust Inc.                                                   RAA        N/A
The BlackRock Florida Investment Quality Municipal Trust        RFA        N/A
The BlackRock New Jersey Investment Quality Municipal
   Trust Inc.                                                   RNJ        N/A
The BlackRock New York Investment Quality Municipal
   Trust Inc.                                                   RNY        N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                  BMN       12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.            BRM       12/08
The BlackRock California Insured Municipal 2008 Term
   Trust Inc.                                                   BFC       12/08
The BlackRock Florida Insured Municipal 2008 Term Trust         BRF       12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.   BLN       12/08
The BlackRock Insured Municipal Term Trust Inc.                 BMT       12/10





      If you would like further information please do not hesitate to call
                           BlackRock at (800) 227-7BFM
                    or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages over $48 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of many individual investors in twenty-one closed-end funds traded on either the New York or American stock exchanges, and several open-end funds and on behalf of more than 100 institutional clients in the United States and overseas.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

















                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Frank Smith, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, N.J. 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2 World Financial Center
New York, NY 10281

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 1997 were not audited and accordingly, no opinion is expressed on them.
  This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                          THE BLACKROCK NORTH AMERICAN
                          GOVERNMENT INCOME TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                             Newark, N.J. 07102-4077
                                 (800) 227-7BFM



[RECYCLE LOGO] Printed on recycled paper                             092475-10-2
================================================================================
The BLACKROCK
North American
Government
Income Trust Inc.
================================================================================
Semi-Annual Report
April 30, 1997